UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2026

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed further below, on May 13, 2026, Simmons First National Corporation (“Corporation”) held its Annual Meeting of Shareholders (“Meeting”), at which five proposals were submitted to the Corporation’s shareholders for consideration and approval.

At the Meeting, the Corporation’s shareholders approved the Amended and Restated Simmons First National Corporation 2023 Stock and Incentive Plan (“Amended and Restated 2023 Plan” or the “plan”). The Amended and Restated 2023 Plan was adopted by the Corporation’s Board of Directors (the “Board”), subject to shareholder approval, on March 12, 2026, based on the recommendation of the Compensation Committee of the Board (the “Committee”). The plan was originally adopted as the Simmons First National Corporation 2023 Stock and Incentive Plan, which was approved by shareholders on April 18, 2023. The Amended and Restated 2023 Plan became effective May 13, 2026, upon shareholder approval at the Meeting. Outstanding awards previously granted under the plan remain outstanding in accordance with their terms.

The Amended and Restated 2023 Plan increases the maximum number of shares of the Corporation’s common stock that may be issued under the plan (since inception on April 18, 2023) to 7,350,000 shares, an increase of 3,550,000 shares. In addition, the Amended and Restated 2023 Plan adds an annual $750,000 limit on combined cash and equity compensation for the Corporation’s non-employee directors, subject to exceptions in extraordinary circumstances, and makes additional non-substantive updates to certain terms and provisions of the plan. Finally, the Amended and Restated 2023 Plan extends the plan’s term for granting awards to May 12, 2036, from the current expiration date of April 17, 2033.

The principal purposes of the Amended and Restated 2023 Plan are to promote the long-term growth and profitability of the Corporation and its subsidiaries, to provide employees, non-employee directors, and consultants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence, and to provide participants with incentives that are closely linked to the interests of all shareholders of the Corporation.

The Amended and Restated 2023 Plan provides for the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance share units, stock awards, other stock-based awards, and performance cash awards. Any of the award types may be granted as performance-based compensation awards that vest based on the satisfaction of performance goals established by the Committee, which has been appointed to administer the Amended and Restated 2023 Plan. Awards under the Amended and Restated 2023 Plan may be granted to employees, non-employee directors, and consultants of the Corporation and certain of its subsidiaries, as determined by the Committee.

Unless the Amended and Restated 2023 Plan is terminated sooner by the Board, no award will be granted under the Amended and Restated 2023 Plan after May 12, 2036. Any awards granted under the Amended and Restated 2023 Plan that are outstanding on May 12, 2036 will remain outstanding in accordance with their terms.

Subject to adjustment in the event of certain changes in the Corporation’s capital structure, the maximum number of shares of the Corporation’s common stock that may be issued under the Amended and Restated 2023 Plan (since inception on April 18, 2023) is 7,350,000 shares, which includes awards granted since inception and represents an increase of 3,550,000 shares since the plan originally became effective. In the event of any change in the outstanding shares of the Corporation’s common stock by reason of any stock dividend, stock split, reverse stock split, recapitalization, merger, consolidation, reorganization, reclassification, combination, exchange of shares or similar event or change in the Corporation’s capital stock, the aggregate number and kind or class of shares reserved under the Amended and Restated 2023 Plan and subject to outstanding awards under the plan, the exercise price of stock options and stock appreciation rights, and other relevant provisions will be proportionately, equitably and appropriately adjusted by the Committee to retain the economic value or opportunity.

The Committee has the authority under the Amended and Restated 2023 Plan to select plan participants, to grant awards and to determine the terms and conditions of awards and the extent to which performance goals are satisfied, as the Committee considers appropriate. In addition, subject to the terms of the Amended and Restated 2023 Plan, the Committee has the authority, among other things, to construe and interpret the plan and the award agreements, to implement rules for the plan’s administration, to accelerate the exercisability or vesting of any award, and to make all other determinations for administration of the Amended and Restated 2023 Plan. The Committee may delegate authority under the Amended and Restated 2023 Plan to certain members of the Corporation’s management, except in the case of awards to the Corporation’s officers or directors subject to Section 16 of the Exchange Act.

All awards granted under the Amended and Restated 2023 Plan, whether vested or unvested, are subject to clawback as may be required under the Corporation’s current Compensation Clawback Policy or any future clawback or similar policy of the Corporation that is applicable and in effect from time to time. In addition, awards are also subject to clawback as may be required under any applicable law, government regulation or stock exchange listing requirement.

The foregoing description of the Amended and Restated 2023 Plan is only a summary and is qualified in its entirety by reference to the full text of the Amended and Restated 2023 Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 13, 2026, Simmons First National Corporation (“Corporation”) held its Annual Meeting of Shareholders (“Meeting”) at the Corporation’s corporate offices in Little Rock, Arkansas. At the Meeting, the following matters were submitted to the Corporation’s security holders for consideration: (1) ratification of the action of the Corporation’s board of directors fixing the number of directors at fourteen; (2) election of fourteen directors; (3) adoption of a non-binding resolution approving the compensation of the named executive officers of the Corporation; (4) ratification of the Audit Committee’s selection of the accounting firm Forvis Mazars, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2026; and (5) approval of the Amended and Restated Simmons First National Corporation 2023 Stock and Incentive Plan.

At the Meeting, all fourteen directors were elected by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto. The following table summarizes the required analysis of the voting by security holders at the Meeting:

Voting of Shares

Action	For	Against	Abstain	Broker Non-Votes
Fix the number of directors at fourteen	125,857,676	650,879	305,285	0

Election of Directors	For	Against	Abstain	Broker Non-Votes
James Brogdon	109,385,272	1,423,678	225,485	15,779,406
Marty D. Casteel	101,312,531	9,498,689	221,450	15,779,406
William E. Clark, II	109,073,609	1,736,850	222,211	15,779,406
Steven A. Cosse	106,290,366	4,486,870	257,198	15,779,406
Mark C. Doramus	108,971,492	1,837,497	225,445	15,779,406
Edward Drilling	106,902,068	3,899,048	233,318	15,779,406
Eugene Hunt	108,857,965	1,919,247	257,222	15,779,406
Jerry Hunter	107,173,830	3,132,139	728,466	15,779,406
Susan Lanigan	107,915,673	2,413,734	705,027	15,779,406
Tom E. Purvis	107,121,362	3,682,898	230,174	15,779,406
Robert L. Shoptaw	106,614,471	4,196,478	223,485	15,779,406
Julie Stackhouse	109,766,699	1,044,312	223,423	15,779,406
Russell Teubner	107,007,491	3,800,504	226,439	15,779,406
Mindy West	108,263,605	2,555,423	215,407	15,779,406

Action	For	Against	Abstain	Broker Non-Votes
Adoption of a non-binding resolution approving the compensation of the named executive officers	99,152,664	11,387,331	494,439	15,779,406

Action	For	Against	Abstain	Broker Non-Votes
Ratification of the Audit Committee’s selection of Forvis Mazars, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2026	121,341,116	5,308,580	164,144	0

Action	For	Against	Abstain	Broker Non-Votes
Approval of the Amended and Restated Simmons First National Corporation 2023 Stock and Incentive Plan	106,935,113	3,670,446	428,875	15,779,406

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Document

10.1	Amended and Restated Simmons First National Corporation 2023 Stock and Incentive Plan (effective May 13, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ C. Daniel Hobbs
Date: May 13, 2026	C. Daniel Hobbs, Executive Vice President and
Chief Financial Officer